UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 16, 2012

ECOTALITY, INC.

(Exact name of Registrant as specified in its charter)

Nevada	000-50983	68-0515422
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Montgomery Street, Suite 2525
San Francisco, CA	94104
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 992-3000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On April 16, 2012, ECOtality, Inc. (the “Registrant”) issued a press release announcing the Registrant’s fourth quarter and fiscal Year 2011 results.

A copy of the Registrant’s press release announcing the Registrant’s fourth quarter and fiscal Year 2011 results is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

On April 16, 2012, the Registrant received the consent of McGladrey & Pullen, LLP (“McGladrey”) to the incorporation by reference in the Registration Statements (Nos. 333-167444, 333-172160, 333-176931 and 333-176980) on Forms S-3 and S-8 of the Registrant of McGladrey’s report dated April 16, 2012, relating to its audit of the consolidated financial statements as of December 31, 2011 and 2010, which report appears in the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2011.

A copy of McGladrey’s consent is attached to this Current Report on Form 8-K as Exhibit 23.1 and is incorporated by reference herein.

Forward-Looking Statements

Registrant’s description contained herein and in the press release includes forward-looking statements (within the meaning of Section 27A of the U.S. Securities Act of 1933 and Section 21E of the U.S. Securities Exchange Act of 1934) about Registrant. To the extent that statements in the press release do not relate to historical or current facts, they constitute forward-looking statements. These forward-looking statements are based on the current assumptions and beliefs of the Registrant in light of the information currently available to it, and involve known and unknown risks, uncertainties and other factors. Such risks, uncertainties and other factors may cause the Registrant's results, performance, achievements or financial position to be materially different from any future results, performance, achievements or financial position expressed or implied by these forward-looking statements. Prospective investors are advised to consult any further disclosures by Registrant in its subsequent filings with the U.S. Securities and Exchange Commission pursuant to the U.S. Securities Exchange Act of 1934 and its other filings.

Section 9 – Financial Statements and Exhibits

99.1 Press Release issued by ECOtality, Inc. on April 16, 2012 (Incorporated by reference to Exhibit 99.1 to ECOtality, Inc. Current Report on Form 8-K filed on April 19, 2012).

23.1 Consent, dated April 16, 2012, issued by McGladrey & Pullen, LLP (Incorporated by reference to Exhibit 23.1 to ECOtality, Inc. Current Report on Form 8-K filed on April 19, 2012).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOTALITY, INC.

(Registrant)

Signature	Title	Date

/s/ Jonathan R. Read	President and CEO	April 19, 2012
Jonathan R. Read

/s/ H. Ravi Brar	Chief Financial Officer	April 19, 2012
H. Ravi Brar

EXHIBIT INDEX

Exhibit Number	Name and/or Identification of Exhibit

99.1 23.1	Press Release issued by ECOtality, Inc. on April 16, 2012. Consent, dated April 16, 2012, issued by McGladrey & Pullen, LLP